Annual Report

Capital
Opportunity
Fund

December 31, 1998

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Capital Opportunity Fund

o U.S. stocks as measured by the S&P 500 Stock Index posted a record fourth consecutive year of returns over 20%.

o Small-cap stocks lagged for the fifth straight year, and the Russell 2000 Index of smaller companies declined 2.55% for the year.

o The fund's 14.70% return for the year was solid in absolute terms, but lagged both the fund's peer average and the S&P 500.

o        The economic fundamentals underpinning the stock market remain strong.
         However, the market's string of outstanding gains is unprecedented, and it is unrealistic to expect this run to continue.


Fellow Shareholders

With a 28.57% return in 1998, the S&P 500 Stock Index extended its record-breaking string of 20% or better returns to four years. In many ways, last year proved to be a repeat of 1997, as a select group of blue chip growth stocks accounted for a majority of the index's return. These high-quality growth stocks, also known as the new Nifty Fifty, are characterized by consistent earnings growth, strong brand franchises, and large market capitalization, which provides ample trading liquidity.

With leadership in the hands of a select group of stocks and sectors, it was a challenging year for investors focused on value stocks or exposed to small- and mid-cap stocks. Entering 1998, we had hoped that smaller companies would return to favor after a long period of lagging the larger-capitalization stocks. Unfortunately, despite excellent business fundamentals and compelling valuations, these stocks languished in comparison with the S&P 500.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------

Capital Opportunity Fund                            0.02%              14.70%

S&P 500                                             9.22               28.57

Lipper Capital Appreciation
Funds Average                                       5.33               19.96

Although your fund recorded solid first half returns, a sluggish November-December performance constrained six-month results and produced disappointing performance for the year. For the 6- and 12-month periods ended December 31, the fund gained 0.02% and 14.70%, respectively, lagging both its peer group average and the unmanaged S&P 500. As discussed in recent shareholder letters, we have been modestly increasing the fund's median market capitalization over the past two years in order to participate in the outperformance of large-cap stocks. Unfortunately, while this was obviously the right direction, our implementation of this strategy produced mixed results. The combination of weak performance by several of the fund's larger investments and our ongoing exposure to small- and mid-cap stocks somewhat offset the benefits of the fund's increased market cap.


Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations. T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999. We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


MARKET ENVIRONMENT

Despite the significant valuation premiums of the Nifty Fifty stocks, risk-averse investors remained infatuated with them. The divergence we are describing is illustrated by the table below comparing the returns of the S&P 500 with those of the small-cap Russell 2000 Index, which declined 2.55% for the year. In addition to the strong performance of the large-caps, technology stocks roared to life late in the year after an extended period of hibernation. As measured by the Nasdaq 100, technology stocks advanced 82.68%, fueled by investors' enthusiasm for the emerging Internet sector.

Last year was truly a roller coaster for investors, and the car one was sitting in determined whether or not one enjoyed the ride. Investors in the large-cap or technology cars enjoyed their rides, while investors in the small-cap cars ended the year disappointed once again.

Comparative Index Returns
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------

S&P 500                                             9.22%              28.57%

Nasdaq Composite                                   15.72               39.63

Nasdaq 100                                         35.34               82.68

Russell 2000                                       -7.12               -2.55

Over the past year, the U.S. has increasingly become an island of growth and tranquility in a sea of economic and financial turmoil. Whether the problems were in Asia, Latin America, or Russia, the U.S. economy continued to shake them off. During the late summer, the U.S. stock market did experience a significant correction as investors became extremely risk-averse, and a "flight to quality" ensued. Investors' fears were further exacerbated by the near-collapse of a large U.S. hedge fund. While investors were focusing on the specter of a long overdue bear market, the Federal Reserve moved quickly to restore confidence. Starting September 30, the Fed reduced interest rates three times in seven weeks in an attempt to protect the U.S. economy against recession and financial-market disruption. Investors embraced the Fed's action and a powerful market rally followed, driving the major indices back into record territory before year-end.

Over the past few years, many high-profile mergers have occurred as companies have struggled to respond to the challenges of an intensely competitive world economy in which they are unable to compensate for operating inefficiencies through price increases. Although merger and acquisition activity was expected to slow during the second half of 1998 given the rapid pace of recent years and the dramatic decline in stock prices during the summer, this proved not to be the case. In December, Exxon agreed to acquire Mobil in a deal valued at over $75 billion, yet another example of how companies are continuing to position themselves to compete in a new world order of constant pricing pressures.

One cannot discuss 1998 without mentioning the impact of the Internet stocks. While the potential of the Internet to redefine many traditional business models is intriguing, investors' willingness to bid up the share price of any company claiming Internet exposure is troubling. It will be interesting to see if the sector can maintain its powerful momentum, as many Internet companies now sport lofty valuations.

Although the technology sector and the Nifty Fifty stocks were the places to be in 1998, several other groups performed well, including pharmaceutical giants, media companies (especially those in cable television), and telecommunications providers. Lagging sectors included almost all industrial areas, health care services, and most commodity-based companies, such as oil and gas, paper, chemicals, and basic minerals. These companies struggled with weak demand and excess global capacity due to economic difficulties in emerging markets.


INVESTMENT REVIEW

In our last letter, we discussed the fund's decision to increase its exposure to larger-capitalization stocks in an attempt to achieve better balance and performance. The fund's investment-weighted median market capitalization has almost doubled over the past 12 to 18 months, from roughly $2 billion to $4 billion, but the move produced mixed results. We believe the fund's sluggish results over both the near and intermediate term can be attributed to three factors: 1) modest performance by the fund's largest holdings; 2) an ongoing commitment to small- to medium-capitalization stocks; and 3) a reluctance to abandon valuation parameters in a market where high-priced growth stocks provided the best returns. With this backdrop, a detailed discussion of the major contributors to fund performance follows.

When we review the key contributors over the past 6- and 12-month periods, the list is quite similar. MCI WorldCom, a global telecommunications company, was the fund's top contributor for the year and was our second largest holding at year-end. We believe MCI WorldCom's valuable portfolio of global telecommunications assets is ideally positioned for rapid growth over the next few years given the dynamic outlook for the growth of voice and data traffic. Two other strong contributors were grocery store chains Safeway and Fred Meyer. The grocery industry has been going through a period of rapid consolidation as operators look for economies of scale to lower their cost structures and improve operating efficiency. During the second half, the fund benefited from its position in Fred Meyer as the company announced plans to merge with Kroger.

We increased our technology exposure during the late summer correction but, in retrospect, were not aggressive enough. Several of the technology stocks that we purchased during this period proved to be solid contributors to second half results. These included Xilinx, a specialty chip manufacturer, Network Associates, a computer network solutions provider, and Parametric Technology, which makes computer-assisted design and manufacturing software.

During the second half, the fund established a new position in Univision Communications, the largest Spanish language television group in the country. We believe this company is well positioned for solid growth over the next few years as it leverages its valuable franchise. With the Spanish-speaking segment of the U.S. population projected to experience rapid growth over the next decade, we believe advertisers will increasingly target this group. The shares of Univision ended the year with strong momentum and proved to be one of the fund's largest winners during the last six months.

When we review the list of negative contributors for 1998, two issues are readily apparent: the fund's exposure to small-cap stocks and the impact of Cendant's accounting problems. Small-cap stocks have been out of favor for several years. During the second half, several of our smaller-cap stocks encountered earnings problems, resulting in very disappointing performance. Included on this list were: General Nutrition, a leading specialty retailer of vitamins; Corporate Express, a major provider of office supplies and services; and Concentra Managed Care, a hybrid physician-practice management concern. Each of these suffered from both increasingly competitive industry environments and poor execution by management, which hurt their business models and growth prospects.

Historically, the business services sector has been our most successful area. This sector once again provided several significant winners in 1998, but most of these gains came in the first half. During the second half, many of the fund's business services holdings produced disappointing results. Concerns about a slowing economy and the impact of the Year 2000 bug on technology companies put pressure on information technology staffing companies. The fund's holdings in this area, Renaissance Worldwide, Romac International, and Interim Services, all suffered as investors became concerned about slowing earnings growth.

As we discussed in our midyear letter, the fund was a large holder of Cendant, a leading business services franchiser and membership concern. In April, Cendant encountered serious accounting problems, which resulted in a high-profile scandal and a dramatic decline in its share price. Although the fund had begun to reduce its exposure to Cendant before this problem surfaced, it was the biggest drag on our performance for the year, nonetheless.


OUTLOOK

There is a long-standing belief on Wall Street that "The market can't stand uncertainty." Clearly, the stock market's volatility has increased over the past year, but the strong results lead us to question that statement. With the new millennium fast approaching, we believe the adage will again be put to the test in 1999. Uncertainties currently hanging over the market include the potential of a slowing U.S. economy, an ongoing presidential impeachment trial, military action in Iraq, continuing financial and economic turmoil in emerging markets, and the specter of economic problems related to the Year 2000 bug.

Although the current environment is not ideal, the market's ability to overcome adversity over the past four years has been most impressive. Even with these challenges, the U.S. economy remains the envy of the world with its solid fundamentals: modest economic growth, low inflation, and stable-to-falling interest rates. With U.S. employment historically high and with the robust stock market gains of recent years, consumers continue to drive the economy, helping offset sluggishness in the industrial sector. As long as these fundamentals remain in place, the stock market is likely to produce satisfactory returns. Nevertheless, we believe it is prudent for investors to lower their expectations for market returns entering the new millennium. The four-year run of better than 20% annual returns is unprecedented, and it is unrealistic to expect this run to continue. That said, we continue to be optimistic about the outlook for your fund and equity investments in general as we approach the next century.

Respectfully submitted,

John F. Wakeman
Chairman of the Investment Advisory Committee

January 26, 1999


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                     Percent of
                                                     Net Assets
                                                     12/31/98
--------------------------------------------------------------------------------

Tyco International                                     2.9%
MCI WorldCom                                           2.9
Parametric Technology                                  2.6
Affiliated Computer Services                           2.3
Warner-Lambert                                         2.3
--------------------------------------------------------------------------------

Waste Management                                       2.2
Romac International                                    2.2
EXEL                                                   2.1
Safeway                                                2.1
Fred Meyer                                             2.1
--------------------------------------------------------------------------------

The Learning Company                                   2.1
United HealthCare                                      2.1
Warnaco Group                                          2.0
Analogic                                               2.0
PartnerRe Holdings                                     2.0
--------------------------------------------------------------------------------

U.S. Foodservice                                       2.0
Imax                                                   1.9
Xilinx                                                 1.8
PepsiCo                                                1.8
Homestake Mining                                       1.6
--------------------------------------------------------------------------------

Infinity Broadcasting                                  1.6
National Data                                          1.6
News Corporation                                       1.5
Synopsys                                               1.5
Univision Communications                               1.4
--------------------------------------------------------------------------------

Total                                                 50.6%


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/98

Ten Best Contributors
--------------------------------------------------------------------------------

MCI WorldCom                                          20(cents)

Xilinx                                                16

Fred Meyer                                            16

Safeway                                               14

Imax                                                  14

U.S. Foodservice                                      13

Univision Communications*                             11

Network Associates*                                   10

Parametric Technology*                                 9

Tyco International                                     9
--------------------------------------------------------------------------------

Total                                                132(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Warnaco Group                                        -20(cents)

General Nutrition                                     20

International Specialty Products**                    17

Concentra Managed Care**                              15

Citigroup**                                           13

Corporate Express**                                   12

BE Aerospace                                          11

Renaissance Worldwide**                               11

Romac International                                   10

Interim Services                                       9
--------------------------------------------------------------------------------

Total                                                -138(cents)


12 Months Ended 12/31/98

Ten Best Contributors
--------------------------------------------------------------------------------

MCI WorldCom                                          34(cents)

Affiliated Computer Services                          24

Fred Meyer*                                           24

Safeway                                               23

Tyco International                                    22

Warner-Lambert                                        19

Xilinx                                                16

BISYS Group                                           16

Memberworks**                                         15

ADVO                                                  15
--------------------------------------------------------------------------------

Total                                                208(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Cendant                                              -20(cents)

General Nutrition                                     17

Concentra Managed Care**                              16

International Specialty Products**                    14

Citigroup**                                           13

Security Dynamics Technologies**                      13

Corporate Express**                                   12

Stanley Works**                                       11

Smith International**                                  9

Corrections Corp of America**                          8
--------------------------------------------------------------------------------

Total                                                -133(cents)

 *   Position added
**   Position eliminated


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

CAPITAL OPPORTUNITY FUND
--------------------------------------------------------------------------------
As of 12/31/98

                                            Lipper Capital      Capital
                            S&P 500         Appreciation        Opportunity
                            Index           Funds Average       Fund

  11/30/94                  10,000          10,000              10,000
  12/94                     10,148          10,091              10,430
  12/95                     13,962          13,258              15,281
  12/96                     17,168          15,351              17,841
  12/97                     22,895          18,514              20,673
  12/98                     29,435          20,901              23,712


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                        Since       Inception
Periods Ended 12/31/98         1 Year    3 Years    Inception            Date
--------------------------------------------------------------------------------

Capital Opportunity Fund       14.70%     15.77%       23.54%        11/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year                                    11/30/94
                            Ended                                     Through
                         12/31/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE

Beginning of period      $  16.62   $  15.75   $  14.13   $  10.43   $  10.00


Investment activities
  Net investment income     (0.07)      0.01         -*       0.01*      0.02*

  Net realized and
  unrealized gain (loss)     2.44       2.45       2.36       4.83       0.41

  Total from
  investment activities      2.37       2.46       2.36       4.84       0.43

Distributions

  Net investment income      --         --         --        (0.01)      --

  Net realized gain         (0.88)     (1.59)     (0.74)     (1.13)      --

  Total distributions       (0.88)     (1.59)     (0.74)     (1.14)      --

NET ASSET VALUE

End of period            $  18.11   $  16.62   $  15.75   $  14.13   $  10.43
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return#               14.70%     15.87%     16.76%*    46.51%*     4.30%*

Ratio of expenses to
average net assets           1.35%      1.35%      1.35%*     1.35%*  1.35%*!

Ratio of net investment
income to average
net assets                  (0.44)%     0.04%      0.02%*     0.08%*  2.71%*!

Portfolio turnover rate      73.8%      85.0%     107.3%     136.9%   134.5%!

Net assets, end of period
(in thousands)           $124,812   $109,055   $125,077   $ 61,923   $  2,437

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/96.
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

Statement of Net Assets                                  Shares         Value
--------------------------------------------------------------------------------
                                                                 In thousands

Common Stocks  92.1%

FINANCIAL  9.8%

Bank and Trust  3.2%

Bank of New York                                         40,000   $    1,610

Bank One                                                 22,000        1,123

BankAmerica                                              20,000        1,203

                                                                       3,936

Insurance  4.1%

EXEL (Class A)                                           35,752        2,681

PartnerRe Holdings                                       54,600        2,498

                                                                       5,179

Financial Services  2.5%

Fannie Mae                                               20,000        1,480

Freddie Mac                                              25,000        1,611

                                                                       3,091

Total Financial                                                       12,206


UTILITIES  0.9%

Telephone Services  0.9%

Telebras ADR *                                           15,000        1,090

Total Utilities                                                        1,090


CONSUMER NONDURABLES  9.4%

Beverages  1.8%

PepsiCo                                                  55,000        2,251

                                                                       2,251

Pharmaceuticals  4.1%

Alkermes *                                               50,000        1,106

Gilead Sciences *                                        30,000        1,231

Warner-Lambert                                           37,500        2,820

                                                                       5,157

Health Care Services  2.3%

Health Management Systems *                              35,000          282

United HealthCare                                        60,000        2,584

                                                                       2,866

Miscellaneous Consumer Products  1.2%

Mattel                                                   30,000   $      684

Newell                                                   20,000          825

                                                                       1,509

Total Consumer Nondurables                                            11,783


CONSUMER SERVICES  18.7%

General Merchandisers  4.7%

Fred Meyer *                                             43,200        2,603

Neiman-Marcus *                                          30,600          763

Warnaco Group (Class A)                                 100,000        2,525

                                                                       5,891

Specialty Merchandisers  5.2%

General Nutrition *                                      60,000          973

Rite Aid                                                 27,000        1,338

Safeway *                                                44,000        2,681

Whole Foods Market *                                     30,000        1,455

                                                                       6,447

Entertainment and Leisure  1.9%

Imax *                                                   75,000        2,377

                                                                       2,377

Media and Communications  6.9%

ADVO *                                                   65,500        1,728

Catalina Marketing *                                     17,500        1,197

Infinity Broadcasting *                                  74,000        2,026

News Corporation ADR                                     75,000        1,851

Univision Communications *                               50,000        1,809

                                                                       8,611

Total Consumer Services                                               23,326


CONSUMER CYCLICALS  1.3%

Automobiles and Related  1.3%

AutoZone *                                               50,000        1,647

Total Consumer Cyclicals                                               1,647


TECHNOLOGY  8.7%

Electronic Components  4.6%

Analog Devices *                                         30,000   $      941

Analogic                                                 66,600        2,506

Xilinx *                                                 35,000        2,278

                                                                       5,725

Telecommunications  2.9%

MCI WorldCom *                                           49,756        3,572

                                                                       3,572

Aerospace and Defense  1.2%

AlliedSignal                                             35,000        1,551

                                                                       1,551

Total Technology                                                      10,848


CAPITAL EQUIPMENT  2.9%

Electrical Equipment  2.9%

Tyco International                                       48,132        3,631

Total Capital Equipment                                                3,631


BUSINESS SERVICES AND
TRANSPORTATION  32.9%

Computer Service and Software  15.4%

Affiliated Computer Services
  (Class A) *                                            65,000        2,925

BISYS Group *                                            35,000        1,805

Galileo International                                    35,000        1,523

Gartner Group (Class A) *                                34,700          737

National Data                                            40,000        1,947

Network Associates *                                     25,000        1,659

Parametric Technology *                                 200,000        3,250

Saville Systems ADR *                                    52,900        1,003

Synopsys *                                               33,600        1,821

The Learning Company *                                  100,000        2,594

                                                                      19,264

Distribution Services  2.0%

U.S. Foodservice *                                       50,000        2,450

                                                                       2,450

Environmental  1.1%

Allied Waste Industries *                                55,000   $    1,299

                                                                       1,299

Transportation Services  2.4%

Avis Rent A Car *                                        50,000        1,210

BE Aerospace *                                           86,000        1,803

                                                                       3,013

Miscellaneous Business Services  12.0%

Acxiom *                                                 51,000        1,578

Cendant *                                                85,000        1,620

Interim Services *                                       70,000        1,636

M/A/R/C                                                  88,000          968

Pharmaceutical Marketing
  Services *                                             78,200        1,127

Romac International *                                   125,900        2,793

Snyder Communications *                                  30,000        1,013

United Road Services *                                   80,000        1,475

Waste Management                                         60,000        2,797

                                                                      15,007

Total Business Services and Transportation                            41,033


PROCESS INDUSTRIES  1.0%

Specialty Chemicals  1.0%

Great Lakes Chemical                                     30,000        1,200

Total Process Industries                                               1,200


BASIC MATERIALS  1.6%

Mining  1.6%

Homestake Mining                                        222,000        2,040

Total Basic Materials                                                  2,040

Total Miscellaneous Common Stocks  4.9%                                6,147

Total Common Stocks (Cost  $84,384)                                  114,951

Short-Term Investments  8.8%

Money Market Funds  8.8%

Government Reserve
  Investment Fund, 4.76% #                           11,028,381       11,028

Total Short-Term Investments (Cost  $11,028)                          11,028

Total Investments in Securities

100.9% of Net Assets (Cost $95,412)                               $  125,979

Other Assets Less Liabilities                                         (1,167)


NET ASSETS                                                        $  124,812
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $    1,242

Net unrealized gain (loss)                                            30,567

Paid-in-capital applicable to 6,890,385
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000
shares authorized                                                     93,003

NET ASSETS                                                        $  124,812
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    18.11
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
  Dividend                                                         $     596
  Interest                                                               494
  Total income                                                         1,090

Expenses
  Investment management                                                  991
  Shareholder servicing                                                  397
  Custody and accounting                                                  89
  Prospectus and shareholder reports                                      64
  Registration                                                            28
  Legal and audit                                                         12
  Directors                                                                7
  Miscellaneous                                                           22

  Total expenses                                                       1,610

  Net investment income                                                 (520)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on
  securities                                                           5,258

Change in net unrealized gain or
  loss on securities                                                  11,091

Net realized and unrealized gain (loss)                               16,349

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  15,829
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/98     12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $     (520)  $       46
  Net realized gain (loss)                                5,258       10,735
  Change in net unrealized
  gain or loss                                           11,091        4,648

  Increase (decrease) in net
  assets from operations                                 15,829       15,429

Distributions to shareholders
  Net realized gain                                      (5,807)      (9,517)

Capital share transactions*
  Shares sold                                            41,118       25,621
  Distributions reinvested                                5,668        9,489
  Shares redeemed                                       (41,051)     (57,044)

  Increase (decrease) in net
  assets from capital
  share transactions                                      5,735      (21,934)

Net Assets

Increase (decrease) during period                        15,757      (16,022)
Beginning of period                                     109,055      125,077

End of period                                          $124,812     $109,055
                                                       ---------------------

*Share information
  Shares sold                                             2,323        1,600
  Distributions reinvested                                  339          586
  Shares redeemed                                        (2,333)      (3,564)

  Increase (decrease) in shares
  outstanding                                               329       (1,378)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company and commenced operations on November 30, 1994.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other  Income and expenses are recorded on the accrual basis.
     Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $80,213,000 and $80,915,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                               $  464,000

Undistributed net realized gain                                     (445,000)

Paid-in-capital                                                      (19,000)


     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $95,412,000. Net unrealized gain aggregated $30,567,000 at period-end, of which $32,678,000 related to appreciated investments and $2,111,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $89,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe-Price Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager was required to bear any expenses through December 31, 1996, which would cause the fund's ratio of expenses to average net assets to exceed 1.35%. Thereafter, through December 31, 1998, the fund was required to reimburse the manager for these expenses, provided that average net assets had grown or expenses had declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.35%. Pursuant to this agreement, $72,000 of unaccrued 1997 fees were repaid during the year ended December 31, 1998.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $375,000 for the year ended December 31, 1998, of which $40,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $488,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Capital Opportunity Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Opportunity Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $990,000 from short-term capital gains,

o $4,817,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $197,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.


AUTOMATED 24-HOUR SERVICES

     Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).


ACCOUNT SERVICES

     Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic AssetBuilder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


BROKERAGE SERVICES*

     Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     To Open an Account Call a shareholder service representative for more information.


INVESTMENT INFORMATION

     Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions. Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every
     T. Rowe Price fund.

     Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Capital Opportunity Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.        F08-050   12/31/98